UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Columbus McKinnon Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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COLUMBUS McKINNON
INTELLIGENT MOTION

2022 PROXY STATEMENT

AND NOTICE OF SPECIAL MEETING

August [    ], 2022

Dear Shareholder:

It is a pleasure to invite you to a special meeting of shareholders of Columbus McKinnon Corporation (the “Special Meeting”). The meeting will be held virtually and at 10 a.m., ET on Monday, October 17, 2022, at www.proxydocs.com/CMCO. Prior registration is required to attend and participate in the Special Meeting at www.proxydocs.com/CMCO. Upon completing your registration (which will require the control number in your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form) you will receive further instructions via email, including your unique links that will allow you to access, submit questions and vote at the virtual Special Meeting. You will not be able to attend the Special Meeting in person. The attached Notice of Special Meeting of Shareholders and Proxy Statement discuss the items scheduled for a vote by shareholders at the meeting.

The Securities and Exchange Commission rules allow companies to furnish proxy materials to their shareholders over the Internet. As a result, most of our shareholders will receive in the mail a notice regarding availability of the proxy materials for the Special Meeting on the Internet instead of paper copies of those materials. The notice contains instructions on how to access the proxy materials over the Internet and instructions on how shareholders can receive paper copies of the proxy materials, including a proxy or voting instruction form. This process expedites shareholders’ receipt of proxy materials and lowers the cost of our special meeting.

The Board of Directors has fixed the close of business on August 19, 2022, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting.

It is important that your shares be represented and voted at the Special Meeting. Whether or not you plan to attend, please sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or using the internet as instructed on the enclosed proxy card. If you attend the Special Meeting, you may vote your shares in person if you wish.

Please vote your shares as soon as possible. Your participation is important.

David J. Wilson President & Chief Executive Officer	Alan S. Korman SVP, General Counsel, Corp. Dev., & Secretary

Columbus McKinnon Corporation  •  205 Crosspoint Parkway  •  Buffalo, New York 14068

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

When: Monday, October 17, 2022 at 10 a.m. ET	Where: Virtual Meeting at www.proxydocs.com/CMCO

Items of Business:

1.

To approve the amendment and restatement of the Company’s Restated Certificate of Incorporation to remove the requirement that our Board of Directors consist of not less than three and no more than nine directors, and

2.	To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

3.	To act upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

Our	Board of Directors recommends a vote “FOR” each of Proposals 1 and 2.

Who Can Vote?

Only shareholders of record at the close of business on August 19, 2022, will be entitled to vote at the Special Meeting.

Virtual Meeting

Please note that, prior registration is required to attend and participate in the Special Meeting at www.proxydocs.com/CMCO. Upon completing your registration (which will require the control number in your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form) you will receive further instructions via email, including your unique links that will allow you to access, submit questions and vote at the virtual Special Meeting. You will not be able to attend the Special Meeting in person.

SHAREHOLDER’S LETTER	1

NOTICE OF SPECIAL MEETING	1

TABLE OF CONTENTS	1

VOTING RECOMMENDATIONS	1

PROPOSAL 1: TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE REQUIREMENT THAT OUR BOARD OF DIRECTORS CONSIST OF NOT LESS THAN THREE AND NO MORE THAN NINE DIRECTORS	2

PROPOSAL 2: APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1	4

VOTING STANDARD	5

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	6

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	8

SOLICITATION OF PROXIES	8

SHAREHOLDERS’ PROPOSALS	8

CONTACTING THE BOARD OF DIRECTORS	8

ANNEX A: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-1

Voting Recommendations

This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation by the Board of Directors of Columbus McKinnon Corporation (the “Board of Directors”), a New York corporation (“our Company”, “we” or “us”), to be voted at the Special Meeting of Shareholders (the “Special Meeting”). At the close of business on August 19, 2022, we had 28,627,269 outstanding shares of our common stock, $0.01 par value per share, the holders of which are entitled to one vote per share on each matter properly brought before the Special Meeting.

The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Special Meeting in accordance with the specifications, if any, made on the proxy card. If no specification is made, the proxies will be voted (i) FOR the amendment and restatement of the Company’s Restated Certificate of Incorporation to remove the requirement that our Board of Directors consist of not less than three and no more than nine directors, and (ii) FOR the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

In order for business to be conducted, a quorum must be present at the Special Meeting. A quorum is a majority of the outstanding shares of common stock entitled to vote at the Special Meeting. Abstentions, broker non-votes and withheld votes will be counted in determining the existence of a quorum at the Special Meeting. Votes may be cast FOR, AGAINST or ABSTAIN on the approval of these proposals. Abstentions and broker non-votes are not counted in the number of votes cast and will have no effect on the results of the vote. Proxy cards that are executed and returned without any designated voting direction will be voted in the manner stated on the proxy card.

Brokers may not vote your shares on any matter in the absence of specific voting instructions from you. Please contact your broker directly if you have questions about how to provide such instructions. The execution of a proxy will not affect a shareholder’s right to virtually attend the Special Meeting and to vote virtually at the Special Meeting. A shareholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Special Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

SPECIAL MEETING VOTE RECOMMENDATIONS

Matter		Board Vote Recommendation

Proposal 1	The amendment and restatement of the Company’s Restated Certificate of Incorporation to remove the requirement that our Board of Directors consist of not less than three and no more than nine directors	✔	FOR

Proposal 2	Adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1	✔	FOR

2022 PROXY STATEMENT	1

PROPOSAL 1: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE REQUIREMENT THAT OUR BOARD OF DIRECTORS CONSIST OF NOT LESS THAN THREE AND NO MORE THAN NINE DIRECTORS

OVERVIEW

On August 17, 2022, our Board of Directors approved and recommended that our shareholders approve the amendment and restatement of our Restated Certificate of Incorporation to remove the requirement that our Board of Directors consist of not less than three and no more than nine directors. Subject to shareholder approval of this Proposal 1, our Board of Directors anticipates adopting amendments to our Bylaws and corporate governance policies to implement this change. We have attached as Annex A to this proxy statement the proposed Restated Certificate of Incorporation to effect Proposal 1, marked with deletions indicated by strikeouts and additions indicated by underlining to indicate the proposed amendments.

Our Board of Directors approved the proposed Restated Certificate of Incorporation following its review and consideration of our governance structures and policies, including various terms of our Restated Certificate of Incorporation and Bylaws. In making its determinations, our Board of Directors concluded that establishing flexibility regarding the composition of our Board of Directors should be an objective of our governance structures and policies to allow the Board to add new directors to continue the advancement of skills and diversity of the Board.

Summary of the Proposed Restated Certificate of Incorporation

Our Restated Certificate of Incorporation currently provides that the number of directors shall be not less than three (3) nor more than nine (9), and, subject to such limitation, the number of directors may be fixed by the affirmative vote of a majority of the directors then in office. Nine directors are currently authorized.

Under the proposed Restated Certificate of Incorporation, Article VIII of our current Restated Certificate of Incorporation would be revised to delete the requirement that our Board of Directors consist of not less than three and no more than nine directors, and instead to provide solely that the number of directors may be fixed by the affirmative vote of a majority of the directors then in office, as further set forth in Annex A. The directors are elected at each annual meeting of shareholders and to serve for a term of one year or until their successors are duly elected and qualified.

Reasons for the Proposed Restated Certificate of Incorporation

Our Board believes that removing the requirement that our Board of Directors consist of not less than three and no more than nine directors is appropriate and necessary, and in the best interests of our shareholders, in order to provide flexibility with respect to the optimal composition of our Board of Directors. Board refreshment and succession planning were key priorities for your Board in fiscal 2022. During the year, we added three new directors to the Board: Mike Dastoor, Executive Vice President, and Chief Financial Officer of Jabil Inc. (NYSE: JBL), Gerald Colella, retired President and CEO and current Chair of MKS Instruments (Nasdaq: MKSI), and Chad Abraham, Chair and CEO of Piper Sandler (NYSE: PIPR). The addition of these three individuals provides further depth to the Board’s financial expertise as well as its

2	2022 PROXY STATEMENT

PROPOSAL 1: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE REQUIREMENT THAT OUR BOARD OF DIRECTORS CONSIST OF NOT LESS THAN THREE AND NO MORE THAN NINE DIRECTORS

global manufacturing, transformational growth, and strategic skills while also advancing our succession planning.

Our Board of Directors currently consists of nine directors of which eight are independent, two women and one is racially diverse. We believe that our Board of Directors has a rich mixture of educational, professional, experiential, gender, and global diversity. Our Board of Directors, upon the recommendation of our Corporate Governance and Nomination Committee, seeks to create a Board of Directors that is strong in its collective knowledge, has diversity, and a broad range of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, corporate governance, and global markets. Given the importance of board refreshment and succession planning, ESG (environmental, social, and governance) and DEI (diversity, equity, and inclusion), to our business model and our priorities, our Board of Directors intends to continue to seek out additional director candidates to add further diversity to the Board, and who broaden what is already a talented and dedicated Board of Directors.

For these reasons, our Board of Directors recommend that shareholders vote FOR this Proposal 1.

VOTE REQUIRED

Approval of the amendment and restatement of our Restated Certificate of Incorporation to remove the requirement that our Board of Directors consist of not less than three and no more than nine directors require the affirmative “FOR” vote of a majority of shares entitled to vote at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE REQUIREMENT THAT OUR BOARD OF DIRECTORS CONSIST OF NOT LESS THAN THREE AND NO MORE THAN NINE DIRECTORS.

2022 PROXY STATEMENT	3

PROPOSAL 2: APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION OF ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE ABOVE PROPOSAL

If at the Special Meeting, the number of shares of the common stock present or represented and voting in favor of Proposal 1 is insufficient to approve the proposal, our management may move to adjourn the Special Meeting in order to enable our Board of Directors to continue to solicit additional proxies in favor of Proposal 1. In that event, you will be asked to vote only upon the adjournment, postponement, or continuation proposal and not on any other proposals.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning, postponing, or continuing the Special Meeting and any later adjournments. If our shareholders approve the adjournment, postponement, or continuation proposal, we could adjourn, postpone, or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1, including the solicitation of proxies from shareholders that have previously voted against the proposals. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 1 have been received, we could adjourn, postpone, or continue the Special Meeting without a vote on Proposal 1 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposal 1.

VOTE REQUIRED

Approval of any adjournment of the special meeting, if necessary or appropriate, to permit further solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Special Meeting. No proxy that is specifically marked “AGAINST” Proposal 1 will be voted in favor of the adjournment, unless it is specifically marked “FOR” the discretionary authority to adjourn, postpone, or continue the Special Meeting to a later date.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” THE APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE TO PERMIT FURTHER SOLICITATION OF ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE ABOVE PROPOSAL.

4	2022 PROXY STATEMENT

PROPOSAL 2: APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION OF ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE ABOVE PROPOSAL

Voting Standard

Proposal No. 1 Approval of the amendment and restatement of our Restated Certificate of Incorporation to remove the requirement that our Board of Directors consist of not less than three and no more than nine directors an Amendment to the Company’s Restated Certificate of Incorporation

If you do not provide voting instructions, your broker may not vote on this matter.

The proposal to approve the amendment and restatement of the Company’s Certificate of Incorporation will be determined by the affirmative vote of a majority of shares entitled to vote at the Special Meeting. Abstentions and broker non-votes will have no effect on the results of this vote.

Proposal No. 2 Approval of the Adjournment of the Special Meeting to a Later Date or Dates, if Necessary or Appropriate

If you do not provide voting instructions, your broker may not vote on this matter.

The proposal to approve the adjournment of the Special Meeting will be determined by the affirmative vote of a majority of shares present or represented by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes will have no effect on the results of this vote.

The voting results of the Special Meeting will be published no later than four business days after the Special Meeting on a Form 8-K filed with the Securities and Exchange Commission, which will be available in the investor relations section of our website at investors.columbusmckinnon.com.

If the Proxy is submitted and no voting instructions are given, the person or persons designated will vote the shares “For” the amendment to the Company’s Restated Certificate of Incorporation, and “For” the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1 in accordance with the Board vote recommendations. Our management does not presently know of any matters to be presented for consideration at the Special Meeting other than the matters described in the Notice of Special Meeting. However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

2022 PROXY STATEMENT	5

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of August 15, 2022, regarding the beneficial ownership of our common stock by (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) by each Director; (iii) by each of our named executive officers for the fiscal year ended March 31, 2022, and (iv) by all of our executive officers and Directors as a group. The business address of each of the executive officers and Directors is 205 Crosspoint Parkway, Buffalo, New York 14068.

Directors, Officers and 5% Shareholders	Number Of Shares(1)	Percentage Of Class(14)

Richard H. Fleming(2)	66,293	*

David J. Wilson(3)	77,266	*

Nicholas T. Pinchuk	58,057	*

Liam G. McCarthy(2)	54,251	*

Heath A. Mitts(2)	28,569	*

Kathryn V. Roedel(2)	11,611	*

Aziz S. Aghili(2)	11,611	*

Jeanne Beliveau-Dunn(4)	2,034	*

Michael Dastoor	6,852	*

Chad Abraham(2)(5)	0	*

Gerald Colella(5)	4,111	*

Alan S. Korman(6)	33,915	*

Gregory P. Rustowicz(7)	71,018	*

Kurt F. Wozniak(8)	1,609	*

Bert A. Brant(9)	25,512	*

All Directors and Executive Officers as a Group (21 persons)(10)	524,971	1.81%

Columbus McKinnon Corporation Employee Stock Ownership Plan	181,660	*

Dimensional Fund Advisors LP (11)	1,468,009	5.06%

BlackRock, Inc.(12)	2,086,775	7.20%

FMR LLC(13)	1,446,037	4.99%
*	Less than 1%
(1)

Rounded to the nearest whole share. Unless otherwise indicated in the footnotes, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder, except to the extent that authority is shared by spouses under applicable law.

(2)

Does not include (i) 379 Restricted Stock Units held by each of Messrs. Fleming, McCarthy, Mitts and Aghili, and Ms. Roedel; and (ii) 4,111 Deferred Stock held by Messrs. Aghili and Abraham, and Ms. Roedel.

(3)

Includes (i) 31,860 shares of common stock owned directly; and (ii) 45,406 shares of restricted stock units which are subject to forfeiture. Excludes 144,090 shares of common stock issuable under options granted to Mr. Wilson which are not exercisable within 60 days.

(4)	Does not include 379 Restricted Stock Units and 6,868 Deferred Stock held by Ms. Belliveau-Dunn.
(5)	Messrs. Abraham and Colella were appointed Directors of the Company in November 2021.
(6)

Includes (i) 22,073 shares of common stock owned directly; (ii) 302 shares of common stock allocated to Mr. Korman’s ESOP account; and (iii) 11,540 shares of restricted stock units which are subject to forfeiture. Excludes 31,531 shares of common stock issuable under options granted to Mr. Korman which are not exercisable within 60 days.

6	2022 PROXY STATEMENT

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

(7)

Includes (i) 55,009 shares of common stock owned directly; (ii) 242 shares of common stock allocated to Mr. Rustowicz’s ESOP account; and (iii) 15,767 shares of restricted stock units which are subject to forfeiture. Excludes 44,964 shares of common stock issuable under options granted to Mr. Rustowicz which are not exercisable within 60 days.

(8)	Includes 1,609 shares of common stock allocated to Mr. Wozniak’s ESOP account.
(9)

Includes (i) 15,940 shares of common stock owned directly; and (ii) 9,572 shares of restricted stock units which are subject to forfeiture. Excludes 30,567 shares of common stock issuable under options granted to Mr. Brant which are not exercisable within 60 days.

(10)

Excludes (i) the shares of common stock owned by the ESOP, except for an aggregate of 3,655 shares allocated to the respective ESOP accounts of our executive officers; and (ii) options to purchase an aggregate of 421,303 shares of common stock issued to certain executive officers which are not exercisable within 60 days.

(11)

Information with respect to Dimensional Fund Advisors LP is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2022. Based solely upon information in this Schedule 13G/A, Dimensional Fund Advisors LP has sole dispositive power with respect to all of such shares of common stock. The stated business address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(12)

Information with respect to BlackRock, Inc. is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 1, 2022. Based solely upon information in this Schedule 13G/A, BlackRock, Inc. has sole dispositive power with respect to all of such shares of common stock. The stated business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(13)

Information with respect to FMR LLC is based on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2022. Based solely upon information in this Schedule 13G, FMR LLC has sole dispositive power with respect to all of such shares of common stock. The stated business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(14)	Percentage was computed based upon 29,000,000 shares outstanding as of August 15, 2022.

2022 PROXY STATEMENT	7

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission and NASDAQ initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Our executive officers, Directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, we are in compliance with all Section 16(a) filing requirements applicable to our executive officers, Directors and greater than 10% beneficial owners during the fiscal year ended March 31, 2022, except for the late filing of the Form 3 for Ms. Adrienne Williams.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by us, including expenses in connection with preparing and mailing the Notice and this Proxy Statement. In addition to the use of the mail, proxies may be solicited by personal interviews or by telephone, telecommunications or other electronic means by our directors, officers, and employees at no additional compensation. Arrangements will be made with brokerage houses, banks and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

SHAREHOLDERS’ PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some shareholder proposals may be eligible for inclusion in our 2023 annual meeting proxy statement if submitted, along with proof of ownership of our stock in accordance with Rule 14a-8, by U.S. mail, postage prepaid, to our Corporate Secretary, Alan S. Korman, at Columbus McKinnon Corporation, 205 Crosspoint Parkway, Buffalo, New York 14068.

In addition, any shareholder who intends to nominate a candidate for election to the Board or to propose any business at our 2023 annual meeting, must give notice to our Corporate Secretary not less 90 days nor more than 120 days prior to the first anniversary of the 2022 annual meeting, or April 19, 2023, and March 20, 2023, respectively.

As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

CONTACTING THE BOARD OF DIRECTORS

Our Board of Directors has adopted a written policy regarding communications with our Board of Directors. A copy of this policy is posted on the Investor Relations section of the Company’s website at www.columbusmckinnon.com.

8	2022 PROXY STATEMENT

CONTACTING THE BOARD OF DIRECTORS

YOUR VOTE IS IMPORTANT!

ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 19, 2022, ARE INVITED TO ATTEND AND VOTE THEIR SHARES AT THE COLUMBUS MCKINNON CORPORATION SPECIAL MEETING OF SHAREHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY VIA THE INTERNET, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE TO VOTE YOUR SHARES. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL, OR, IF YOU REQUESTED PRINTED PROXY MATERIALS BY MAIL, YOUR ENCLOSED PROXY CARD. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE VIA THE INTERNET DURING THE MEETING IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s web site at http://www.sec.gov. You also may read and copy any of these SEC filings at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room

2022 PROXY STATEMENT	9

ANNEX A

RESTATED CERTIFICATE OF INCORPORATION

OF

COLUMBUS MCKINNON CORPORATION

Under Section 807 of the Business Corporation Law

The undersigned, Herbert P. Ladds, Jr. and Lois H. DemlerDavid J. Wilson and Alan S. Korman, the President and Secretary, respectively, of Columbus McKinnon Corporation, hereby certify:

1.        The name of the corporation is Columbus McKinnon Corporation. The name under which the corporation was originally formed is Columbus McKinnon Chain Co., Inc.

2.        The original Certificate of Incorporation was filed by the Department of State of the State of New York on September 23, 1929.

3.        The Certificate of Incorporation, as previously amended and restated, is hereby further amended as follows:

a.        To change the 2,002,600 currently authorized shares, of which 2,000,000 shares are designated as Common Shares, par value $0.01 per share, consisting of 1,000,000 Class A Voting Common Shares and 1,000,000 Class B Non-Voting Common Shares, and of which 2,600 shares are designated as Preferred Shares, par value $1.00 per share, to 51,000,000 authorized shares, of which 50,000,000 shares shall be designated as Common Shares, par value $0.01 per share, and of which 1,000,000 shares shall be designated as Preferred Shares, par value $1.00 per share. To effect the foregoing amendment, paragraph FOURTH of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

“FOURTH: The total number of shares which the corporation is authorized to issue is 51,000,000 shares of which 50,000,000 shares, par value of $0.01 per share, are designated as common shares (“Common Shares”) and of which 1,000,000 shares, par value $1.00 per share, are designated as preferred shares (“Preferred Shares”), which may be designated, from time to time, as one or more classes or series of Preferred Shares, in such number and with such designations, preferences, rights, qualifications, limitations or restrictions as shall be stated in the resolution or resolutions providing for the issuance of such class or series of Preferred Shares adopted by the Board of Directors from time to time, pursuant to the authority hereby given, the terms of which shall have been set forth in a Certificate of Amendment executed, verified and filed in the manner required by the Business Corporation Law; provided, however, that all shares of any one series or class of Preferred Shares shall be alike in every particular.

Subject to the rights of the holders of any Preferred Shares, the holders of Common Shares are entitled to receive dividends out of assets legally, available therefor at such times and in such amounts as the Board of Directors may from time to time determine.”

2022 PROXY STATEMENT	A-1

ANNEX A

a.        b. To addamend the provisions regarding the election, removal and powers of contained in Article EIGHTH of the Certificate of Incorporation removing the restrictions on the number of directors constituting the Board of Directors. To effect the foregoing amendment, a new Article EIGHTH is hereby added to the Certificate of Incorporationamended and restated to read in its entirety as follows:

“EIGHTH:        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the corporation shall have concurrent power with the shareholders to adopt, amend or repeal the By-laws of the corporation by such vote of the directors as is set forth in the By-laws but in no event by less than a majority of the entire Board of Directors (inclusive of vacancies).

The number of directors shall be not less than three (3) nor more than nine (9). Subject to such limitation, the number of directors may be fixed solely by the affirmative vote of a majority of the directors then in office.

A director may be removed at any time for cause by a majority vote of the directors then in office.”

c. To expand the provisions contained in Article SEVENTH of the Certificate of Incorporation regarding the indemnification of directors of the corporation. To effect the foregoing amendment, Article SEVENTH is renumbered as Article SIXTH and is hereby amended to read in its entirety as follows:

“SIXTH:        (a)       To the fullest extent that the New York Business Corporation Law, as now in effect or as may hereafter be amended, permits elimination or limitation of the liability of directors, no director of the corporation shall be liable to the corporation or its shareholders for damages for any reach of duty in such capacity. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any elimination or limitation of the personal liability of a director of the corporation for acts or omissions occurring prior to the effective date of such repeal or modification.

(b)       The corporation shall indemnify and hold harmless each person (and the heirs, executors, or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, its directors and officers to the fullest extent permitted by the Business Corporation Law, as the same exists or may hereafter be amended; provided, however, that except for proceedings to enforce rights to indemnification, the corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or administrators) in connection with a

A-2	2022 PROXY STATEMENT

ANNEX A

proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the corporation.

(c)       Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article.

(d)      To the extent authorized from time to time by the Board of Directors, the corporation may provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation who are not directors or officers similar to those conferred in this Article to directors and officers of the corporation.

(e)       The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the By-laws, any statute, agreement, vote of shareholders or otherwise.

4.        The text of the Certificate of Incorporation, as amended heretofore, is hereby restated, as further amended herein, to read in its entirety as follows:

FIRST:             The name of the corporation is Columbus McKinnon Corporation.

SECOND:        The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law, provided that it shall not engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

THIRD:            The office of the corporation is to be located in Erie County, New York.

FOURTH:        The total number of shares which the corporation is authorized to issue is 51,000,000 shares, of which 50,000,000 shares, par value $0.01 per share, are designated as common shares (“Common Shares”) and of which 1,000,000 shares, par value $1.00 per share, are designated as preferred shares (“Preferred Shares”), which may be designated, from time to time, as one or more classes or series of Preferred Shares, in such number and with such designations, preferences, rights, qualifications, limitations or restrictions as shall be stated in the resolution or resolutions providing for the issuance of such class or series of Preferred Shares adopted by the Board of Directors from time to time, pursuant to the authority hereby given, the terms of which shall have been set forth in a Certificate of Amendment executed, verified and filed in the manner required by the Business Corporation Law; provided, however, that all shares of any one series or class of Preferred Shares shall be alike in every particular.

2022 PROXY STATEMENT	A-3

ANNEX A

Subject to the rights of the holders of any Preferred Shares, the holders of Common Shares are entitled to receive dividends out of assets legally available therefor at such times and in such amounts as the Board of Directors may from time to time determine.

FIFTH:         The Secretary of State is designated as the agent of the corporation upon whom process against it may be served, and the post office address to which the Secretary of State shall mail a copy of any such process served upon him or her is:is: c/o Corporation Service Company, 80 State Street, Albany, NY 12207-2543.

Columbus McKinnon Corporation, 140 John James Audubon Parkway, Amherst, New York 14228.

SIXTH:        (a)      To the fullest extent that the Business Corporation Law, as now in force or as may hereafter be amended, permits elimination or limitation of the liability of directors, no director of the corporation shall be liable to the corporation or its shareholders for damages for any reach of duty in such capacity. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any elimination or limitation of the personal liability of a director of the corporation for acts or omissions occurring prior to the effective date of such repeal or modification.

(b)        The corporation shall indemnify and hold harmless each person (and the heirs, executors, or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, its directors and officers to the fullest extent permitted by the Business Corporation Law, as now in effect or as may hereafter be amended; provided, however, that except for proceedings to enforce rights to indemnification, the corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or administrators) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

(c)        Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director of officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article.

(d)        To the extent authorized from time to time by the Board of Directors, the corporation may provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation who are not directors or officers similar to those conferred in this Article to directors and officers of the corporation.

(e)        The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter

A-4	2022 PROXY STATEMENT

ANNEX A

acquire under this Certificate of Incorporation, the By-laws, any statute, agreement, vote of shareholders or otherwise.

SEVENTH:    No holder of shares of the corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into, exchangeable for or carrying rights or options to purchase such shares, which may at any time be issued, sold or offered for sale by the corporation.

EIGHTH:        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors shall have concurrent power with the shareholders to adopt, amend or repeal the By-laws of the corporation by such vote of the directors as is set forth in the By-laws but in no event by less than a majority of the entire Board of Directors (inclusive of vacancies).

The number of directors shall be not less than three (3) nor more than nine (9). Subject to such limitation, the number of directors may be fixed solely by the affirmative vote of a majority of the directors then in office.

A director may be removed at any time for cause by a majority vote of the directors then in office.

5.    The 445,773.2948 presently issued and outstanding shares of Class A Voting Common Stock, par value $0.01 per share, are hereby changed into 445,773.2948 Common Shares, par value $0.01 per share, at a rate of one to one. There are no presently issued or outstanding shares of Class B Non-Voting Common Stock.

The 554,226.7052 authorized but unissued shares of Class A Voting Common Stock, par value $0.01 per share, are hereby changed into 49,554,226.7052 Common Shares, par value $0.01 per share, at a rate of 89.41 to 1. The 1,000,000 authorized but unissued shares of Class B Non-Voting Common Stock, par value $0.01 per share, are hereby removed from the authorized shares of the corporation pursuant to Section 801(b)(8) of the Business Corporation Law. The 2,600 authorized but unissued shares of Preferred Stock, par value $1.00 per share, are hereby changed into 1,000,000 Preferred Shares, par value $1.00 per share, at rate of 384.615 to 1.

5.        6.    The foregoing amendments to, and the restatement of, the Certificate of Incorporation were authorized by the unanimous written consent of the Board of Directors followed by the affirmative vote of the shareholders holding at least a majority of the shares entitled to vote thereon at a meeting of shareholders.

2022 PROXY STATEMENT	A-5

ANNEX A

IN WITNESS WHEREOF, this Certificate has been subscribed this 8th          day of January, 1996                      , 2022 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

Herbert P. Ladds, Jr.David J. Wilson, President

Lois H. Demler, SecretaryAlan S. Korman, Secretary

A-6	2022 PROXY STATEMENT

ANNEX A

CERTIFICATE OF MERGER

OF

LIFT-TECH INTERNATIONAL, INC.

AND

LISTER CHAIN AND FORGE, INC.

INTO

COLUMBUS MCKINNON CORPORATION

Under Section 905 of the Business Corporation Law

Pursuant to Section 905 of the Business Corporation Law of the State of New York, the undersigned hereby certifies as follows:

1.        (a)       The names of each to be merged are Lift-Tech International, Inc., a Delaware corporation, Lister Chain and Forge, Inc., a Washington corporation, and Columbus McKinnon Corporation, a New York corporation.

(b)      The name under which Lift-Tech International, Inc. was formed is Fieldston Acquisition, Inc.

(c)      The name under which Columbus McKinnon Corporation was formed is Columbus McKinnon Chain Co., Inc.

2.    Columbus McKinnon Corporation shall be the surviving corporation (“Surviving Corporation”).

Name of the Corporation	Designation and Number of Out- standing Shares	Owned by the Surviving Corporation
Columbus McKinnon Corporation	Common -13,748,358 Preferred - 0	0 0
Lift-Tech International, Inc.	Common - 2,500	2,500
Lister Chain and Forge, Inc.	Common - 100	100

4. (a)    Upon the merger, each share of common stock, without par value, of Lift-Tech International, Inc. which is issued and outstanding shall be deemed cancelled.

(b)      Upon the merger, each share of common stock, with $100 par value, of Lister Chain and Forge, Inc. which is issued and outstanding shall be deemed cancelled.

2022 PROXY STATEMENT	A-7

ANNEX A

(c)      Upon the merger, each share of common stock, with $.01 par value, of Columbus McKinnon Corporation, which is issued and outstanding shall continue to be one issued and outstanding share of common stock, with $.01 par value, of the Surviving Corporation.

(d)      Upon the merger, each share of preferred stock, with $.01 par value, of Columbus McKinnon Corporation which is issued and outstanding shall continue to be one issued and outstanding share of preferred stock, with $.01 par value, of the Surviving Corporation.

5.    The merger shall be effective of March 31, 1997.

6.    The Certificate of Incorporation of Columbus McKinnon Corporation was filed in the Department of State on September 23, 1929.

7.    Lift-Tech International, Inc. was incorporated under the laws of the State of Delaware on January 29, 1991, and its application for authority to do business in the State of New York was filed in the Department of State on February 26, 1991.

8.    Lister Chain and Forge, Inc. was incorporated under the laws of the State of Washington on June 20, 1988, and has not engaged in any business activity in New York.

9.    The Agreement and Plan of Merger was adopted by unanimous written consent of the board of directors of Columbus McKinnon Corporation, the parent corporation.

IN WITNESS WHEREOF, this certificate has been signed on the 27TH day of March, 1997 and the statements contained therein are affirmed as true under penalties of perjury.

COLUMBUS MCKINNON CORPORATION

By
Herbert P. Ladds, President

By
Lois H. Demler, Secretary

A-8	2022 PROXY STATEMENT

ANNEX A

CERTIFICATE OF MERGER

OF

LIFT-TECH INTERNATIONAL, INC.

AND

LISTER CHAIN AND FORGE, INC.

INTO

COLUMBUS MCKINNON CORPORATION

Under Section 905 of the Business Corporation Law

Pursuant to Section 905 of the Business Corporation Law of the State of New York, the undersigned hereby certifies as follows:

1.        (a)      The names of each to be merged are Lift-Tech International, Inc., a Delaware corporation, Lister Chain and Forge, Inc., a Washington corporation, and Columbus McKinnon Corporation, a New York corporation.

(b)      The name under which Lift-Tech International, Inc. was formed is Fieldston Acquisition, Inc.

(c)      The name under which Columbus McKinnon Corporation was formed is Columbus McKinnon Chain Co., Inc.

2.    Columbus McKinnon Corporation shall be the surviving corporation (“Surviving Corporation”).

3.    The designation and number of outstanding shares of each class of each corporation to be merged and the number of such shares of each class. If any, owned by the Surviving Corporation are as follows:

Name of the Corporation	Designation and Number of Out- standing Shares	Owned by the Surviving Corporation
Columbus McKinnon Corporation	Common - 13,748,358 Preferred - 0	0 0
Lift-Tech International, Inc.	Common - 2,500	2,500
Lister Chain and Forge, Inc.	Common - 100	100

4.        (a)       Upon the merger, each share of common stock, without par value, of Lift-Tech International, Inc. which is issued and outstanding shall be deemed cancelled.

(b)      Upon the merger, each share of common stock, with $100 par value, of Lister Chain and Forge, Inc. which is issued and outstanding shall be deemed cancelled.

2022 PROXY STATEMENT	A-9

ANNEX A

(c)      Upon the merger, each share of common stock, with $.01 par value, of Columbus McKinnon Corporation, which is issued and outstanding shall continue to be one issued and outstanding share of common stock, with $.01 par value, of the Surviving Corporation.

(d)      Upon the merger, each share of preferred stock, with $.01 par value, of Columbus McKinnon Corporation which is issued and outstanding shall continue to be one issued and outstanding share of preferred stock, with $.01 par value, of the Surviving Corporation.

5.    The merger shall be effective of March 31, 1997.

6.    The Certificate of Incorporation of Columbus McKinnon Corporation was filed in the Department of State on September 23, 1929.

7.    Lift-Tech International, Inc. was incorporated under the laws of the State of Delaware on January 29, 1991, and its application for authority to do business in the State of New York was filed in the Department of State on February 26, 1991.

8.    Lister Chain and Forge, Inc. was incorporated under the laws of the State of Washington on June 20, 1988, and has not engaged in any business activity in New York.

9.    The Agreement and Plan of Merger was adopted by unanimous written consent of the board of directors of Columbus McKinnon Corporation, the parent corporation.

IN WITNESS WHEREOF, this certificate has been signed on the 27TH day of March, 1997 and the statements contained therein are affirmed as true under penalties of perjury.

COLUMBUS MCKINNON CORPORATION

By
Herbert P. Ladds, President

By
Lois H. Demler, Secretary

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ANNEX A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

COLUMBUS MCKINNON CORPORATION

(Under Section 805 of the Business Corporation Law)

The undersigned, Herbert P. Ladds, Jr. and Lois H. Demler, being respectively the President and Secretary of COLUMBUS McKINNON CORPORATION, hereby certify as follows:

1.        The name of the Corporation is COLUMBUS McKINNON CORPORATION. The name under which the Corporation was formed is COLUMBUS McKINNON CHAIN CO., INC.

2.        The original Certificate of Incorporation of the Corporation was filed by the Department of State on September 23, 1929.

3.        As authorized by paragraph FOURTH of the Certificate of Incorporation, the Board of Directors of the Corporation has authorized the issuance of 250,000 shares of a series of preferred stock of the Corporation entitled “Series A Junior Participating Preferred Stock” and has adopted resolutions providing for the issuance of such series, including the number, designation and relative rights, preferences and limitations of the shares of such series.

4.        The Certificate of Incorporation is hereby amended by the addition of the following paragraph NINTH setting forth, in full, the number, designation, relative rights, preferences and limitations of the foregoing series of preferred stock of the Corporation:

“NINTH         Series A Junior Participating Preferred Stock.

Section 1. Number and Designation. There is hereby authorized for issuance as a series of the Corporation’s preferred stock, par value $1.00 per share, two hundred fifty thousand (250,000) shares to be designated as “Series A Junior Participating Preferred Stock”.

Section 2. Dividends, Distributions.

(a)    Subject to the prior and superior rights of the holders of shares of any other class of capital stock not by its terms ranking on a parity with, or junior to, the Series A Junior Participating Preferred Stock with respect to dividends, the holders of Series A Junior Participating Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of the assets of the Corporation legally available therefor, quarterly dividends payable in cash in an amount per whole share of Series A Junior Participating Preferred Stock equal to the greater of (1) 10% of the Purchase Price (the “Purchase Price”), as adjusted, per unit of one one-hundredth of a share of Series A Junior Participating Preferred Stock set forth in the Rights Agreement (the “Rights Agreement”) between the Corporation and American Stock

2022 PROXY STATEMENT	A-11

ANNEX A

Transfer & Trust Company, as Rights Agent, dated as October 25, 1997 (so that, for example, if the Purchase Price, as adjusted, were $80.00, the quarterly dividend amount per whole share of Series A Junior Participating Preferred Stock would be $8.00), and (2) dividends payable in cash on the payment date for each cash dividend (if any) declared on the Common Shares in an amount per whole share (rounded to the nearest cent) equal to the Formula Number then in effect times the cash dividends then to be paid on each outstanding Common Share, payable on the date declared by the Board of Directors for the payment of quarterly dividends on each of the outstanding Common Shares, but in no event later than the fifteenth day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Junior Participating Preferred Stock, since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In addition, if the Company shall pay any dividend or make any distribution on the Common Shares payable in assets, securities or other forms of noncash consideration (other than dividends or distributions payable solely in Common Shares), then, in each such case, the Company shall simultaneously pay or make on each outstanding share of Series A Junior Participating Preferred Stock a dividend or distribution in like kind, of the Formula Number then in effect times such dividend or distribution on each of the Common Shares. As used herein, the “Formula Number” shall be 100; provided, however, that if at any time after October 25, 1997, the Corporation shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or make any distribution on the Common Shares payable in Common Shares, (ii) subdivide (by a stock split or otherwise) the outstanding Common Shares into a larger number of Common Shares or (iii) combine (by a reverse stock split or otherwise) the outstanding Common Shares into a smaller number of Common Shares, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of Common Shares that are outstanding immediately after such event and the denominator of which is the number of shares that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further that if at any time after October 25, 1997, the Corporation shall issue any shares of its capital stock in a reclassification or change of the outstanding Common Shares (including any such reclassification or change in connection with a merger in which the Corporation is the surviving corporation), then in such event the Formula Number shall be appropriately adjusted to reflect such reclassification or change.

(b)    The Board of Directors shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph 2(a) immediately prior to or at the same time it declares a dividend or distribution on the Common Shares (other than a dividend or distribution payable solely in Common Shares). The Board of Directors may fix a record date for the determination of holders of Series A Junior Participating Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Shares.

(c)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from and after the Quarterly Dividend Payment

A-12	2022 PROXY STATEMENT

ANNEX A

Date next preceding the date of original issue of such Series A Junior Participating Preferred Stock; provided, however, that dividends on such shares which are originally issued after the record date for the determination of holders of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Series A Junior Participating Preferred Stock which are originally issued prior to the record date for the first Quarterly Dividend Payment, shall be calculated as if cumulative from and after the date (if any) declared by the Board of Directors for the payment of the quarterly dividend on the outstanding Common Shares, but in no event later than the fifteenth day of March, June, September and December, as the case may be, next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

(d)    So long as any shares of Series A Junior Participating Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Shares unless, in each case, the dividend required by this Section 2 to be declared on the shares of Series A Junior Participating Preferred Stock shall have been declared, paid or distributed.

(e)    The holders of shares of Series A Junior Participating Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a)    Each holder of shares of Series A Junior Participating Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect for each share of Series A Junior Participating Preferred Stock held of record on all matters on which holders of the Common Shares or shareholders generally are entitled to vote.

(b)    Except as otherwise provided herein or by applicable law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of Common Shares and any other class or series of voting stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of shareholders of the Corporation.

(c)    Except as provided herein, in Section 10 of this paragraph NINTH or by applicable law, holders of shares of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares and any other class or series of voting stock as set forth herein) for authorizing or taking any corporate action.

2022 PROXY STATEMENT	A-13

ANNEX A

Section 4. Certain Restrictions.

(a)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 of this paragraph NINTH are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(1)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(2)    declare or pay dividends on or make any other distributions on any shares ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity shares on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(3)    redeem or purchase or otherwise acquire for consideration any shares ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire any of such parity shares in exchange for any shares of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(4)    purchase or otherwise acquire for consideration any Series A Junior Participating Preferred Stock, or any shares ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Liquidation Rights. Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made (a) to the holders of shares ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) 50% of the Purchase Price per unit of

A-14	2022 PROXY STATEMENT

ANNEX A

one one-hundredth of a share of Series A Junior Participating Preferred Stock (so that if, for example, the Purchase Price is $80.00, the liquidation amount would be $40.00 per whole share), or (2) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Shares, or (b) to the holders of shares ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except distributions made ratably on the Series A Junior Participating Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

Section 6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the then outstanding shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each of the Common Shares is exchanged or changed.

Section 7. No Redemption.; No Sinking Fund.

(a)    The shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation or at the option of any holder of Series A Junior Participating Preferred Stock; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Junior Participating Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Junior Participating Preferred Stock.

(b)    The Series A Junior Participating Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

Section 8. Fractional Shares. The Series A Junior Participating Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-hundredth (1/100th) of a share or any integral multiple of such fraction. At the election of the Corporation prior to the first issuance of a share or a fraction of a share of Series A Junior Participating Preferred Stock, either (1) certificates may be issued to evidence any such authorized fraction of a share of Series A Junior Participating Preferred Stock, or (2) any such authorized fraction of a share of Series A Junior Participating Preferred Stock may be evidenced by depositary receipts pursuant to an appropriate agreement between the Corporation and a depositary selected by the Corporation provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of shares of Series A Junior Participating Preferred Stock.

Section 9. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued Preferred Shares, without designation as to series

2022 PROXY STATEMENT	A-15

ANNEX A

until such shares are once more designated as part of a particular series by the Board of Directors pursuant to the provisions of the Certificate of Incorporation.

Section 10. Amendment. None of the relative rights, preferences and limitations of the Series A Junior Participating Preferred Stock as provided in this paragraph NINTH or elsewhere in this Certificate of Incorporation shall be amended in any manner which would alter or change the relative rights, preferences and limitations of the holders of shares of Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Series A Junior Participating Preferred Stock, voting as though such series were a separate class.”

5.    The foregoing Amendment to the Certificate of Incorporation of the Corporation was authorized by resolution of the Board of Directors of the Corporation at a meeting thereof duly held on October 25, 1997, in accordance with the authority vested in the Board of Directors by paragraph FOURTH of the Certificate of Incorporation.

IN WITNESS WHEREOF, the undersigned have subscribed this Certificate of Amendment to the Certificate of Incorporation of the Corporation and affirm the statements herein contained as true under penalties of perjury this 25th day of October, 1997.

Herbert P. Ladds, Jr., President and Chief Executive Officer

Lois H. Demler, Secretary

A-16	2022 PROXY STATEMENT

ANNEX A

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

of

COLUMBUS MCKINNON CORPORATION

(Under Section 805 of the Business Corporation Law)

The undersigned, Timothy R. Harvey, Corporate Secretary of Columbus McKinnon Corporation, a New York corporation (the “Corporation”), hereby certifies as follows:

1.        The name of the Corporation is COLUMBUS MCKINNON CORPORATION. The name under which the Corporation was formed is COLUMBUS MCKINNON CHAIN CO., INC.

2.        The original Certificate of Incorporation of the Corporation was filed by the Department of State on September 23, 1929.

3.        The amendment of the Certificate of Incorporation effected by this Certificate of Amendment is to eliminate the series of preferred shares, par value $1.00 per share, of the Corporation entitled the “Series A Junior Participating Preferred Stock”, none of which shares of such series are outstanding and none of which shares of such series will be issued subject to the Certificate of Incorporation. This Certificate of Amendment constitutes a series elimination. It does not change the number of authorized preferred shares under Article FOURTH of the Certificate of Incorporation.

4.        When this Certificate of Amendment becomes accepted for filing, it shall have the effect of eliminating from the Certificate of Incorporation all matters set forth therein with respect to the Series A Junior Participating Preferred Stock. In furtherance thereof, Article NINTH of the Certificate of Incorporation, relating to the Series A Junior Participating Preferred Stock, is hereby stricken out in its entirety, without substituting a new Article in lieu thereof.

5.        Following the elimination of the 250,000 shares of Series A Junior Participating Preferred Stock, the Board of Directors of the Corporation shall continue to be authorized to issue up to 1,000,000 preferred shares, par value $1.00 per share, under Article FOURTH of the Certificate of Incorporation.

6.        The Board of Directors of the Corporation authorized the amendment of the Certificate of Incorporation under the authority vested in said Board under the provisions of the Certificate of Incorporation and of Section 502 of the Business Corporation Law.

IN WITNESS WHEREOF, the undersigned has subscribed this Certificate of Amendment to the Certificate of Incorporation of the Corporation and affirm the statements herein contained as true under penalties of perjury this 24th day of January 2008.

Timothy R. Harvey Corporate Secretary

2022 PROXY STATEMENT	A-17

ANNEX A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

of

COLUMBUS MCKINNON CORPORATION

(under Section 805 of the Business Corporation Law)

The undersigned, Timothy R. Harvey, Corporate Secretary, of Columbus McKinnon Corporation, a New York corporation (the “Corporation”), hereby certifies as follows:

1.        The name of the Corporation is COLUMBUS MCKINNON CORPORATION. The name under which the Corporation was formed is COLUMBUS MCKINNON CHAIN CO., INC

2.        The original Certificate of Incorporation was filed by the Department of State on September 23, 1929.

3.        As authorized by paragraph FOURTH of the Certificate of Incorporation, the Board of Directors of the Corporation (hereinafter called the “Board”) has authorized the issuance of 50,000 shares of a series of preferred shares of the Corporation entitled “Series A Junior Participating Preferred Shares” and has adopted resolutions providing for the issuance of such series, including the number, designation and relative rights, preferences and limitations of the shares of such series.

4.        The Certificate of Incorporation is hereby amended by the addition of the following paragraph NINTH setting forth, in full, the number, designation, relative rights, preferences arid limitations of the foregoing series of preferred shares of the Corporation:

NINTH: SERIES A JUNIOR PARTICIPATING PREFERRED SHARES

Section 1. Designation and Amount. There is hereby authorized for issuance a series of preferred shares, par value $1.00 per share (the “Preferred Shares”). The shares of such series shall be designated as “Series A Junior Participating Preferred Shares” (the “Series A Preferred Shares”) and the number of shares constituting the Series A Preferred Shares shall be 50,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of Series A Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Shares.

Section 2. Dividends and Distributions.

(A)     Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior

A-18	2022 PROXY STATEMENT

ANNEX A

and superior to the Series A Preferred Shares with respect to dividends, the holders of Series A Preferred Shares, in preference to the holders of common shares, par value $0.01 per share (the “Common Shares”), of the Corporation, and of any other stock ranking junior to the Series A Preferred Shares, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a Series A Preferred Share or fraction of a Series A Preferred Share, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared on the Common Shares since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any Series A Preferred Share or fraction of a Series A Preferred Share. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision, combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount to which holders of Series A Preferred Shares were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(B)     The Corporation shall declare a dividend or distribution on the Series A Preferred Shares as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares); provided that, in the event no dividend or distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Shares shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)     Dividends shall begin to accrue and be cumulative on outstanding Series A Preferred Shares from the Quarterly Dividend

2022 PROXY STATEMENT	A-19

ANNEX A

Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Series A Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Series A Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of Series A Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of Series A Preferred Shares shall have the following voting rights:

(A)     Subject to the provision for adjustment hereinafter set forth, each Series A Preferred Share shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision, combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the number of votes per share to which holders of Series A Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(B)     Except as otherwise provided herein, in any other Certificate of Amendment creating a series of Preferred Shares or any similar stock, or by law, the holders of Series A Preferred Shares and the holders of Common Shares and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C)     Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are

A-20	2022 PROXY STATEMENT

ANNEX A

entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A)     Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Shares as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Series A Preferred Shares outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Shares;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Shares, except dividends paid ratably on the Series A Preferred Shares and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Shares, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Shares; or

(iv) redeem or purchase or otherwise acquire for consideration any Series A Preferred Shares, or any shares of stock ranking on a parity with the Series A Preferred Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

2022 PROXY STATEMENT	A-21

ANNEX A

(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any Series A Preferred Shares purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued Preferred Shares and may be reissued as part of a new series of Preferred Shares subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, as amended, or in any other Certificate of Amendment creating a series of Preferred Shares or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.

(A)     Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Shares unless, prior thereto, the holders of Series A Preferred Shares shall have received an amount per share (the “Series A Liquidation Preference”) equal to $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of Series A Preferred Shares shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Shares, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Shares, except distributions made ratably on the Series A Preferred Shares and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision, combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the aggregate amount to which holders of Series A Preferred Shares were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that are outstanding immediately prior to such event.

A-22	2022 PROXY STATEMENT

ANNEX A

(B)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Shares in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Shares and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)     Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation; dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each Series A Preferred Share shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision, combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series A Preferred Shares shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

Section 8. No Redemption. The Series A Preferred Shares shall not be redeemable by the Corporation.

Section 9. Rank. The Series A Preferred Shares shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Shares, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred Shares.

Section 10. Amendment. At any time any Series A Preferred Shares are outstanding, the Certificate of Incorporation of the Corporation, as amended, shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Shares so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding Series A Preferred Shares, voting separately as a single class.

2022 PROXY STATEMENT	A-23

ANNEX A

Section 11. Fractional Shares. Series A Preferred Shares may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Shares.

5. The foregoing Amendment to the Certificate of Incorporation of the Corporation was authorized by a resolution of the Board at a meeting thereof duly held on May 18, 2009, in accordance with the authority vested in the Board by paragraph FOURTH of the Certificate of Incorporation and Section 502 of the Business Corporation Law.

*    *    *

A-24	2022 PROXY STATEMENT

ANNEX A

IN WITNESS WHEREOF, the undersigned have subscribed this Certificate of Amendment to the Certificate of Incorporation of the Corporation and affirm the statements herein contained as true under penalties of perjury this 18th day of May, 2009.

/s/ Timothy T. Tevens
Timothy T. Tevens President and Chief Executive Officer

2022 PROXY STATEMENT	A-25

ANNEX A

CERTIFICATE OF MERGER

of

STAHL CRANESYSTEMS, INC.

into

COLUMBUS MCKINNON CORPORATION

Under Section 905 of the New York Business Corporation Law

1.        The name of each constituent corporation is as follows: Stahl Cranesystems, Inc., a Delaware corporation (“Stahl”), and Columbus McKinnon Corporation, a New York corporation. The surviving corporation will be Columbus McKinnon Corporation (the “Surviving Company”). The name under which Stahl was formed is Crane Systems, Inc. The name under which the Surviving Company was formed is Columbus McKinnon Chain Co., Inc.

2.        The Certificate of Incorporation of the Surviving Company was filed by the Department of State on September 23, 1929.

3.        The Certificate of Incorporation of Stahl was filed by the Delaware Secretary of State on December 8, 2005. Stahl has not filed an application for authority to do business in New York.

4.        The number of authorized shares of Stahl is one thousand five hundred (1,500) shares of common stock, no par value per share, of which one hundred (100) shares are issued and outstanding, all of which are owned by the Surviving Company. The number of authorized shares of the Surviving Company is (a) fifty million (50,000,000) shares of common stock, $0.01 par value per share, of which twenty-three million forty thousand four hundred twenty-three (23,040,423) shares are issued and outstanding, and (b) one million (1,000,000) shares of preferred stock, $1.00 par value per share, of which zero (0) shares are issued and outstanding. The number of such shares is not subject to change prior to the effective date of the merger.

5.        Because Stahl is a wholly-owned subsidiary of the Surviving Company, the currently issued and outstanding one hundred (100) shares of common stock, no par value per share, of Stahl shall, upon filing of this Certificate of Merger, be canceled and no consideration shall be paid in respect thereof.

6.        Upon the effective date of the merger, the Certificate of Incorporation of the Surviving Company shall become and shall continue in full force and effect as the Certificate of Incorporation of the Surviving Company.

7.        The Agreement and Plan of Merger was adopted by the Board of Directors of the Surviving Company.

8.        This merger is permitted by the jurisdiction of incorporation of Stahl and is in compliance therewith.

9.        The Agreement and Plan of Merger has not been abandoned.

A-26	2022 PROXY STATEMENT

ANNEX A

10.      The merger shall be effective on April 1, 2018.

COLUMBUS MCKINNON CORPORATION

By
Mark D. Morelli, Chief Executive Officer

2022 PROXY STATEMENT	A-27

ANNEX A

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

COLUMBUS MCKINNON CORPORATION

(Under Section 805 of the Business Corporation Law)

The undersigned, Alan S. Korman, Vice President—Corporate Development, General Counsel and CHRO of Columbus McKinnon Corporation, a New York corporation (the “CORPORATION”), hereby certifies as follows:

1.        The name of the Corporation is COLUMBUS MCKINNON CORPORATION. The name under which the Corporation was formed is COLUMBUS MCKINNON CHAIN CO., INC.

2.        The original Certificate of Incorporation of the Corporation was filed by the Department of State on September 23, 1929.

3.        The amendment of the Certificate of Incorporation effected by this Certificate of Amendment is to eliminate the series of preferred shares, par value $1.00 per share, of Columbus McKinnon Corporation (the “Corporation”) entitled the “Series A Junior Participating Preferred Shares”, none of which shares of such series are outstanding and none of which shares of such series will be issued subject to the Certificate of Incorporation. This Certificate of Amendment constitutes a series elimination. It does not change the number of authorized preferred shares under Article FOURTH of the Certificate of Incorporation.

4.        When this Certificate of Amendment becomes accepted for filing, it shall have the effect of eliminating from the Certificate of Incorporation all matters set forth therein with respect to the Series A Junior Participating Preferred Shares. In furtherance thereof, Article NINTH of the Certificate of Incorporation, relating to the Series A Junior Participating Preferred Shares, is hereby stricken out in its entirety, without substituting a new Article in lieu thereof.

5.        Following the elimination of the 50,000 shares of Series A Junior Participating Preferred Shares, the Board of Directors of the Corporation shall continue to be authorized to issue up to 1,000,000 preferred shares, par value $1.00 per share, under Article FOURTH of the Certificate of Incorporation.

6.        The Board of Directors of the Corporation authorized the amendment of the Certificate of Incorporation under the authority vested in said Board under the provisions of the Certificate of Incorporation and of Section 502 of the Business Corporation Law.

A-28	2022 PROXY STATEMENT

ANNEX A

IN WITNESS WHEREOF, the undersigned has subscribed this Certificate of Amendment of the Certificate of Incorporation of the Corporation and affirm the statements herein contained as true under penalties of perjury this 29th day of March, 2018.

By:
Name: Alan S. Korman Title: Vice President – Corporate Development, General Counsel and CHRO

2022 PROXY STATEMENT	A-29

ANNEX A

RESTATED CERTIFICATE OF INCORPORATION

OF

COLUMBUS MCKINNON CORPORATION

UNDER SECTION 807 OF THE BUSINESS CORPORATION LAW

The undersigned, David J. Wilson and Alan S. Korman, the President and Secretary, respectively, of Columbus McKinnon Corporation, hereby certify:

1.        The name of the corporation is Columbus McKinnon Corporation. The name under which the corporation was originally formed is Columbus McKinnon Chain Co., Inc.

2.        The original Certificate of Incorporation was filed by the Department of State of the State of New York on September 23, 1929.

3.        The Certificate of Incorporation, as previously amended and restated, is hereby further amended as follows:

a.        To amend the provisions contained in Article EIGHTH of the Certificate of Incorporation removing the restrictions on the number of directors constituting the Board of Directors. To effect the foregoing amendment, Article EIGHTH is hereby amended and restated to read in its entirety as follows:

“EIGHTH:    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors shall have concurrent power with the shareholders to adopt, amend or repeal the By-laws of the corporation by such vote of the directors as is set forth in the By-laws but in no event by less than a majority of the entire Board of Directors (inclusive of vacancies).

The number of directors shall be fixed solely by the affirmative vote of a majority of the directors then in office.

A director may be removed at any time for cause by a majority vote of the directors then in office.”

4.        The text of the Certificate of Incorporation, as amended heretofore, is hereby restated, as further amended herein, to read in its entirety as follows:

FIRST:            The name of the corporation is Columbus McKinnon Corporation.

SECOND:      The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law, provided that it shall not engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

THIRD:           The office of the corporation is to be located in Erie County, New York.

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ANNEX A

FOURTH:      The total number of shares which the corporation is authorized to issue is 51,000,000 shares, of which 50,000,000 shares, par value $0.01 per share, are designated as common shares (“Common Shares”) and of which 1,000,000 shares, par value $1.00 per share, are designated as preferred shares (“Preferred Shares”), which may be designated, from time to time, as one or more classes or series of Preferred Shares, in such number and with such designations, preferences, rights, qualifications, limitations or restrictions as shall be stated in the resolution or resolutions providing for the issuance of such class or series of Preferred Shares adopted by the Board of Directors from time to time, pursuant to the authority hereby given, the terms of which shall have been set forth in a Certificate of Amendment executed, verified and filed in the manner required by the Business Corporation Law; provided, however, that all shares of any one series or class of Preferred Shares shall be alike in every particular.

Subject to the rights of the holders of any Preferred Shares, the holders of Common Shares are entitled to receive dividends out of assets legally available therefor at such times and in such amounts as the Board of Directors may from time to time determine.

FIFTH:            The Secretary of State is designated as the agent of the corporation upon whom process against it may be served, and the post office address to which the Secretary of State shall mail a copy of any such process served upon is: c/o Corporation Service Company, 80 State Street, Albany, NY 12207-2543.

SIXTH:            (a)     To the fullest extent that the Business Corporation Law, as now in force or as may hereafter be amended, permits elimination or limitation of the liability of directors, no director of the corporation shall be liable to the corporation or its shareholders for damages for any reach of duty in such capacity. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any elimination or limitation of the personal liability of a director of the corporation for acts or omissions occurring prior to the effective date of such repeal or modification.

(b)      The corporation shall indemnify and hold harmless each person (and the heirs, executors, or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, its directors and officers to the fullest extent permitted by the Business Corporation Law, as now in effect or as may hereafter be amended; provided, however, that except for proceedings to enforce rights to indemnification, the corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or administrators) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

(c)      Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director of officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article.

2022 PROXY STATEMENT	A-31

ANNEX A

(d)    To the extent authorized from time to time by the Board of Directors, the corporation may provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation who are not directors or officers similar to those conferred in this Article to directors and officers of the corporation.

(e)    The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the By-laws, any statute, agreement, vote of shareholders or otherwise.

SEVENTH:     No holder of shares of the corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into, exchangeable for or carrying rights or options to purchase such shares, which may at any time be issued, sold or offered for sale by the corporation.

EIGHTH:        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors shall have concurrent power with the shareholders to adopt, amend or repeal the By-laws of the corporation by such vote of the directors as is set forth in the By-laws but in no event by less than a majority of the entire Board of Directors (inclusive of vacancies).

The number of directors shall be fixed solely by the affirmative vote of a majority of the directors then in office.

A director may be removed at any time for cause by a majority vote of the directors then in office.

5.    The foregoing amendments to, and the restatement of, the Certificate of Incorporation were authorized by the unanimous written consent of the Board of Directors followed by the affirmative vote of the shareholders holding at least a majority of the shares entitled to vote thereon at a meeting of shareholders.

IN WITNESS WHEREOF, this Certificate has been subscribed this          day of                     , 2022 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

David J. Wilson, President

Alan S. Korman, Secretary

A-32	2022 PROXY STATEMENT

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/CMCO • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
PHONE Call 1-844-926-2035 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

“ALEXA, VOTE MY PROXY” • Open Alexa app and browse skills • Search “Vote my Proxy” • Enable skill

You must register to attend the meeting online and/or participate at www.proxydocs.com/CMCO

Columbus McKinnon Corporation

Special Meeting of Stockholders

For Stockholders of record as of August 19, 2022

TIME:	Monday, October 17, 2022 10:00 AM, Eastern Time
PLACE:	Special Meeting to be held live via the Internet - please visit

www.proxydocs.com/CMCO for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned appoints David J. Wilson and Alan S. Korman, (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Columbus McKinnon Corporation, a New York corporation (“the Company”), the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held virtually at www.proxydocs.com/CMCO on Monday, October 17, 2022 at 10:00 AM, ET and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” the proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

All votes for ESOP participants must be received by 11:59 PM, Eastern Time October 14, 2022.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Columbus McKinnon Corporation

Special Meeting of Stockholders

Please make your marks like this:	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

          FOR ON PROPOSALS 1 AND 2

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

		FOR	AGAINST	ABSTAIN

1.	To approve an amendment to the Company’s Restated Certificate of Incorporation to remove the requirement that the Company’s Board of Directors consist of not less than three and no more than nine directors.	☐	☐	☐	FOR

2.	To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.	☐	☐	☐	FOR

NOTE: The transaction of such other business as may properly come before the meeting.

You must register to attend the meeting online and/or participate at www.proxydocs.com/CMCO

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date